FIRST AMENDMENT
                                       TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


        THIS FIRST AMENDMENT (this "Amendment") is made this 9th day of February, 1999, by and between FRANK TWORECKE ("Executive") and JOS. A. BANK CLOTHIERS, INC. ("Employer") to that certain Amended and Restated Employment Agreement, dated as of September 19, 1998 (the "Employment Agreement").

        FOR GOOD AND VALUATION CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Executive and Employer, being the sole parties to the Employment Agreement, hereby amend the Employment Agreement as follows:

        1. In Section 3.1, lines 2 and 7-8, delete the phrase "Chief Merchandising Officer" and insert in lieu thereof the phrase "Chief Operating Officer."

        2. In Section 5.2, paragraph d, line 4, delete the phrase "Chief Merchandising Officer" and insert in lieu thereof the phrase "Chief Operating Officer."

        3. In Section 5.3, delete clause (ii) and insert in lieu thereof the clause "(ii) the occurrence of a change in control (as hereinafter defined) of Employer provided that not more than 90 days shall have elapsed subsequent to Executive's becoming aware of the occurrence of the change in control."

        Except as specifically amended hereby, the Employment Agreement shall remain in full force and effect according to its terms. To the extent of any conflict between the terms of this Amendment and the terms of the remainder of the Employment Agreement, the terms of this Amendment shall control and prevail. Capitalized terms used but not defined herein shall have those respective meanings attributed to them in the Employment Agreement. This Amendment shall hereafter be deemed a part of the Employment Agreement for all purposes.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                      /s/ Frank Tworecke
                                      -------------------------------
                                      FRANK TWORECKE



                                      JOS. A. BANK CLOTHIERS, INC.


                                      By: /s/ Timothy F. Finley
                                         ----------------------------------
                                      Name: Timothy F. Finley
                                      Title: CEO